Exhibit 10.1
[Execution Copy]
FIFTH AMENDMENT AGREEMENT
     This Fifth Amendment Agreement (“Amendment”) is executed as of the 7th day of September, 2005, by and among Pier 1 Funding, L.L.C., a Delaware limited liability company, as transferor (the “Transferor”), Pier 1 Imports (U.S.), Inc., a Delaware corporation, as servicer (the “Servicer”), the “Class A Purchasers” parties to the Certificate Purchase Agreement referred to below, and JPMorgan Chase Bank, N.A. (as successor to Morgan Guaranty Trust Company of New York) (“JPMorgan Chase”), as agent (in such capacity, the “Administrative Agent”).
W I T N E S S E T H:
     WHEREAS, the Transferor, the Servicer, the Class A Purchases named therein and the Administrative Agent executed the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, supplemented or otherwise modified from time to time the “Purchase Agreement”);
     WHEREAS, the sole Class A Purchasers parties to the Purchase Agreement as of the date hereof are Delaware Funding Company, LLC (as successor to Delaware Funding Corporation), as the Structured Investor, and JPMorgan Chase, as the sole Committed Investor; and
     WHEREAS, the parties hereto have agreed to amend the Purchase Agreement on the terms and conditions hereinafter set forth.
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Amendment of the Purchase Agreement. Effective on the date hereof and subject to the satisfaction of the condition precedent set forth in Section 2 below, the Purchase Agreement is hereby amended by amending and restating in its entirety the definition of “Commitment Expiration Date” set forth in Section 1.01 of the Purchase Agreement to read as follows:
     “Commitment Expiration Date” shall mean, for each Committed Investor, the earlier of (i) September 6, 2006, as such date may be extended with respect to such Committed Investor from time to time in accordance with Section 2.11 of this Agreement and (ii) the Business Day specified by the Transferor by at least 30 days prior written notice to the Administrative Agent and each Committed Investor.
     SECTION 2. Condition Precedent. This Amendment shall become effective as of the date hereof upon the execution of this Amendment by all of the parties hereto and the execution and delivery of the Consent to Amendment to Purchase Agreement attached hereto.
     SECTION 3. Miscellaneous.
     3.1 Ratification. As amended hereby, the Purchase Agreement is in all respects ratified and confirmed and the Purchase Agreement as so supplemented by this Amendment shall be read, taken and construed as one and the same instrument.
     3.2 Representation and Warranty. Each of the Transferor and the Servicer represents and warrants that this Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
     3.3 Governing Law; Parties; Severability. This Amendment shall be governed by and construed in accordance with the laws and decisions (as opposed to the conflicts of law provisions) of the State of New York. Whenever in this Amendment there is a reference made to any of the parties hereto, such reference shall also be a reference to the successors and assigns of such party, including, without limitation, any debtor-in-possession or trustee. The provisions of this Amendment shall be binding upon and shall inure to the benefit of the successors and assigns of the parties hereto. Whenever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.
     3.4 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Transferor, the Servicer and the Trustee have caused this Amendment to be fully executed by their respective officers as of the day and year first above written.

PIER 1 FUNDING, L.L.C., as the Transferor
By
Name:
Title:

PIER 1 IMPORTS (U.S.), INC., as the Servicer
By
Name:
Title:

PARK AVENUE RECEIVABLES COMPANY, LLC (as successor to Delaware Funding Company, LLC), as the sole Structured Investor By JPMorgan Chase Bank, N.A., as attorney-in-fact
By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as the sole Committed Investor and the Administrative Agent
By:
Name:
Title:

[Consent to Amendment to Purchase Agreement Attached]

CONSENT TO AMENDMENT TO PURCHASE AGREEMENT
     The undersigned, as the Trustee under the “Supplement” (as defined in the Certificate Purchase Agreement dated as of September 4, 2001 (as amended, the “Purchase Agreement”), among Pier 1 Funding, L.L.C., as the transferor, Pier 1 Imports (U.S.), Inc., as the servicer, the Class A Purchasers named therein and JPMorgan Chase Bank, N.A. (as successor to JPMorgan Chase Bank), as the administrative agent), hereby consents to the terms and conditions of the Fifth Amendment Agreement dated as of September 7, 2005, relating to the Purchase Agreement.

WELLS FARGO BANK, NATIONAL ASSOCIATION (successor by merger to Wells Fargo Bank Minnesota, National Association), as the Trustee
By
Name:
Title: